UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):          December 29, 2006

Omtool, Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-22871	02-0447481
(Commission File Number)	(IRS Employer Identification No.)

6 Riverside Drive
Andover, MA	01810
(Address of Principal Executive Offices)	(Zip Code)

(978) 327-5700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.  Entry into a Material Definitive Agreement

Reference is made to Item 5.02 of this Current Report on Form 8-K.

Item 2.01.  Completion of Acquisition or Disposition of Assets

On December 29, 2006, Omtool, Ltd. (the “Company”) completed its acquisition, by merger (the “Merger”), of Blue Chip Technologies Ltd. (“Blue Chip”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Blue Chip, BC Acquisition, Inc., a wholly-owned acquisition subsidiary of the Company, Omtool Healthcare, LLC, a wholly-owned subsidiary of the Company (the “LLC”), and William J. Rynkowski, Jr., dated as of November 13, 2006.  As a result of the Merger, Blue Chip became a wholly-owned subsidiary of the Company.  Promptly following the Merger, the Company caused Blue Chip to merge with and into the LLC, with the LLC as the surviving entity.

Prior to the merger, William J. Drummey, a director of the Company, was also a director of Blue Chip and held options to purchase 125,000 shares of common stock of Blue Chip, which options were canceled as a result of the Merger and substituted with options to purchase 19,879 shares of common stock of the Company.  Mr. Drummey abstained from all votes relating to the Merger.

The estimated aggregate consideration for the Company’s acquisition of Blue Chip, including amounts paid to the holders of common stock of Blue Chip and options to acquire shares of common stock of Blue Chip, is $4.1 million, consisting of a combination of cash, promissory notes and shares of common stock of the Company.  The formula used to determine the amount of the aggregate consideration is set forth in the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 14, 2006.  The Company has held back a portion of the purchase price as a source of payment for any indemnification obligations imposed upon Mr. Rynkowski under the Merger Agreement.

A copy of the Company’s press release announcing the completion of the transactions contemplated by the Merger Agreement is attached hereto as Exhibit 99.1.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 4, 2007, the Board of Directors of the Company (the “Board”) appointed Mr. Rynkowski a director of the Company as required in connection with the transactions contemplated by the Merger Agreement.  The members of the Board have not yet determined the committees of the Board, if any, to which Mr. Rynkowski will be appointed.

In connection with the transactions contemplated by the Merger Agreement, on December 29, 2006, the Company entered into both an Employment Agreement (the “Employment Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with Mr. Rynkowski.

Pursuant to the terms of the Registration Rights Agreement, Mr. Rynkowski is entitled to certain “piggy-back” registration rights for the shares of common stock of the Company that he received pursuant to the Merger Agreement.  Therefore, if the Company proposes to register securities under the Securities Act of 1933, as amended, on a registration statement that includes a secondary component for the account of existing securityholders (other than registration statements for certain specified transactions), the Company is required to provide Mr. Rynkowski with certain rights to participate in that registration.  The registration rights provided to Mr. Rynkowski are as detailed in the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.1.

Pursuant to the terms of the Employment Agreement, Mr. Rynkowski will serve as a Senior Vice President of the Company.  Mr. Rynkowski will receive $120,000 per year as compensation for his part-time employment with the Company.  A copy of the Employment Agreement is attached hereto as Exhibit 10.1.

As the principal shareholder of Blue Chip, Mr. Rynkowski received consideration (in the form of cash, promissory notes and shares of common stock) worth approximately $3.7 million from the Company in consideration of the shares of common stock of Blue Chip that he held prior to the Merger.  The Company held back a portion of this consideration as a source of payment for any indemnification obligations imposed upon Mr. Rynkowski under the Merger Agreement.

Each of Mr. Rynkowski’s wife, Carol Rynkowski, sister, Barbara Rynkowski, and daughter, Erenn-Leigh Kosar, were employees of Blue Chip prior to the Merger.  Immediately following the Merger, Carol Rynkowski entered into an arrangement with the Company to provide consulting services to the Company through the month of January 2007.  The Company expects to pay Carol Rynkowski approximately $4,800 in consideration of her consulting services.  Upon the consummation of the Merger, each of Barbara Rynkowski and Erenn-Leigh Kosar became an employee of the Company, with annual salaries of approximately $33,150 and $56,160, respectively.  At the effective time of the Merger, each of Carol Rynkowski, Barbara Rynkowski and Erenn-Leigh Kosar received options to purchase common stock of the Company in substitution of their options to purchase common stock of Blue Chip.

Item 9.01.  Financial Statements and Exhibits

(a)           Financial statements of businesses acquired.

The financial statements of Blue Chip for the periods specified in Rule 3-05(b) of Regulation S-X and an accountant’s report provided pursuant to Rule 2-02 of Regulation S-X will be filed by amendment to this Form 8-K not later than 71 calendar days after the date that this initial report on Form 8-K was required to have been filed.

(b)           Pro forma financial information.

Pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed by amendment to this Form 8-K not later than 71 calendar days after the date that this initial report on Form 8-K was required to have been filed.

(d)           Exhibits.

2.1*

Agreement and Plan of Merger, dated as of November 13, 2006, by and among Omtool, Ltd., Blue Chip Technologies Ltd., BC Acquisition, Inc., Omtool Healthcare, LLC and William J. Rynkowski, Jr. (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 14, 2006 and incorporated herein by reference).

4.1	Registration Rights Agreement, dated as of December 29, 2006, by and among Omtool, Ltd. and William J. Rynkowski, Jr.

10.1	Employment Agreement, dated as of December 29, 2006, by and between Omtool, Ltd. and William J. Rynkowski, Jr.

99.1	Press Release of the Company, dated January 2, 2007.

* Schedules, certain exhibits and similar attachments to the Agreement and Plan of Merger are not filed, but Omtool, Ltd. undertakes to furnish a copy of any schedule, exhibit or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMTOOL, LTD.

Date:	January 5, 2007
		By:	/s/ Daniel A. Coccoluto
		Name:	Daniel A. Coccoluto
		Title:	Chief Financial Officer,
Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1*

Agreement and Plan of Merger, dated as of November 13, 2006, by and among Omtool, Ltd., Blue Chip Technologies Ltd., BC Acquisition, Inc., Omtool Healthcare, LLC and William J. Rynkowski, Jr. (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 14, 2006 and incorporated herein by reference).

4.1	Registration Rights Agreement, dated as of December 29, 2006, by and among Omtool, Ltd. and William J. Rynkowski, Jr.

10.1	Employment Agreement, dated as of December 29, 2006, by and between Omtool, Ltd. and William J. Rynkowski, Jr.

99.1	Press Release of the Company, dated January 2, 2007.

* Schedules, certain exhibits and similar attachments to the Agreement and Plan of Merger are not filed, but Omtool, Ltd. undertakes to furnish a copy of any schedule, exhibit or similar attachment to the Securities and Exchange Commission upon request.